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                                                                    EXHIBIT 21.1

                           ENTITY JURISDICTIONS & TYPE

ENTITY NAME                                                      JURISDICTION AND TYPE
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212 Seventh Street, Inc.                                  a Missouri corporation
Adlink Cable Advertising, LLC                             a Delaware limited liability company
American Cable Entertainment Company, LLC                 a Delaware limited liability company
ARH, Ltd.                                                 a Colorado corporation
Athens Cablevision, Inc.                                  a Delaware corporation
Ausable Cable TV, Inc.                                    a New York corporation
Bend Cable Communications, LLC                            an Oregon limited liability company
Cable Equities Colorado, LLC                              a Delaware limited liability company
Cable Equities of Colorado Management Corp.               a Colorado corporation
Cable Systems, Inc.                                       a Kansas corporation
CC 10, LLC                                                a Delaware limited liability company
CC Fiberlink, LLC                                         a Delaware limited liability company
CC Holdco I, LLC                                          a Delaware limited liability company
CC Michigan, LLC                                          a Delaware limited liability company
CC New England, LLC                                       a Delaware limited liability company
CC Systems, LLC                                           a Delaware limited liability company
CC V Holdings Finance, Inc.                               a Delaware corporation
CC V Holdings, LLC                                        a Delaware limited liability company
CC VI Fiberlink, LLC                                      a Delaware limited liability company
CC VI Holdings, LLC                                       a Delaware limited liability company
CC VI Operating, LLC                                      a Delaware limited liability company
CC VI Purchasing, LLC                                     a Delaware limited liability company
CC VII Fiberlink, LLC                                     a Delaware limited liability company
CC VII Lease, Inc.                                        a Delaware corporation
CC VII Leasing, LLC                                       a Delaware limited liability company
CC VII Purchasing, LLC                                    a Delaware limited liability company
CC VIII Fiberlink, LLC                                    a Delaware limited liability company
CC VIII Holdings, LLC                                     a Delaware limited liability company
CC VIII Operating, LLC                                    a Delaware limited liability company
CC VIII Purchasing, LLC                                   a Delaware limited liability company
CC VIII, LLC                                              a Delaware limited liability company
CCH I, LLC                                                a Delaware limited liability company
CCH I Capital Corp.                                       a Delaware corporation
CCH II, LLC                                               a Delaware limited liability company
CCH II Capital Corp.                                      a Delaware corporation
CCO Fiberlink, LLC                                        a Delaware limited liability company
CCO Holdings, LLC                                         a Delaware limited liability company
CCO Holdings Capital Corp.                                a Delaware corporation
CCO Lease, Inc.                                           a Delaware corporation
CCO Leasing, LLC                                          a Delaware limited liability company
CCO NR Holdings, LLC                                      a Delaware limited liability company
CCO Property, LLC                                         a Delaware limited liability company
CCO Purchasing, LLC                                       a Delaware limited liability company
CCOH Sub, LLC                                             a Delaware limited liability company
CCONR Sub, LLC                                            a Delaware limited liability company
CCV.com, LLC                                              a Delaware limited liability company
Cencom Cable Entertainment, LLC                           a Delaware limited liability company
Central Oregon Cable Advertising, LLC                     an Oregon limited liability company
CF Finance LaGrange, Inc.                                 a Georgia corporation
Charlotte Cable Advertising Interconnect, LLC             a Delaware limited liability company
Charter Advertising of Saint Louis, LLC                   a Delaware limited liability company
Charter Cable Operating Company, L.L.C.                   a Delaware limited liability company
Charter Cable Partners, L.L.C.                            a Delaware limited liability company

ENTITY NAME                                                      JURISDICTION AND TYPE
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Charter Communications Entertainment I, DST               a Delaware statutory business trust
Charter Communications Entertainment I, LLC               a Delaware limited liability company
Charter Communications Entertainment II, LLC              a Delaware limited liability company
Charter Communications Entertainment, LLC                 a Delaware limited liability company
Charter Communications Holdings Capital Corporation       a Delaware corporation
Charter Communications Holdings LLC                       a Delaware limited liability company
Charter Communications JV, LLC                            a Delaware limited liability company
Charter Communications Operating, LLC                     a Delaware limited liability company
Charter Communications Operating Capital Corp.            a  Delaware corporation
Charter Communications Properties LLC                     a Delaware limited liability company
Charter Communications Services, LLC                      a Delaware limited liability company
Charter Communications V, LLC                             a Delaware limited liability company
Charter Communications Ventures, LLC                      a Delaware limited liability company
Charter Communications VI, LLC                            a Delaware limited liability company
Charter Communications VII, LLC                           a Delaware limited liability company
Charter Communications, LLC                               a Delaware limited liability company
Charter Distribution, LLC                                 a Delaware limited liability company
Charter Fiberlink AL-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink -- Alabama, LLC                         a Delaware limited liability company
Charter Fiberlink AR-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink AZ-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink CA-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink CO-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink CO-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink GA-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink -- Georgia, LLC                         a Delaware limited liability company
Charter Fiberlink ID-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink -- Illinois, LLC                        a Delaware limited liability company
Charter Fiberlink IN-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink -- Kentucky, LLC                        a Delaware limited liability company
Charter Fiberlink KS-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink KS-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink LA-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink -- Michigan, LLC                        a Delaware limited liability company
Charter Fiberlink -- Missouri, LLC                        a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink MS-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink NC-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink NC-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink -- Nebraska, LLC                        a Delaware limited liability company
Charter Fiberlink NH-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink NM-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink NY-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink OK-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink PA-CCO, LLC                             a Delaware limited liability company

ENTITY NAME                                                      JURISDICTION AND TYPE
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Charter Fiberlink PA-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink SC-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink -- Tennessee, LLC                       a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink UT-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink VA-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink VA-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC                           a Delaware limited liability company
Charter Fiberlink -- Wisconsin, LLC                       a Delaware limited liability company
Charter Fiberlink WV-CCO, LLC                             a Delaware limited liability company
Charter Fiberlink WV-CCVI, LLC                            a Delaware limited liability company
Charter Fiberlink, LLC                                    a Delaware limited liability company
Charter Helicon, LLC                                      a Delaware limited liability company
Charter Online, L.P.                                      a Delaware limited partnership
Charter RMG, LLC                                          a Delaware limited liability company
Charter Stores FCN, LLC                                   a Delaware limited liability company
Charter Telephone of Minnesota, LLC                       a Delaware limited liability company
Charter Video Electronics, Inc.                           a Minnesota corporation
Chat TV, LLC                                              a Delaware limited liability company
Dalton Cablevision, Inc.                                  a Delaware corporation
DBroadband Holdings, LLC                                  a Delaware limited liability company
Falcon Cable Communications, LLC                          a Delaware limited liability company
Falcon Cable Media, a California Limited Partnership      a California limited partnership
Falcon Cable Systems Company II, L.P.                     a California limited partnership
Falcon Cablevision, a California Limited Partnership      a California limited partnership
Falcon Community Cable, L.P.                              a Delaware limited partnership
Falcon Community Ventures I, LP                           a California limited partnership
Falcon First Cable of New York, Inc.                      a Delaware corporation
Falcon First Cable of the Southeast, Inc.                 a Delaware corporation
Falcon First, Inc.                                        a Delaware corporation
Falcon Telecable, a California Limited Partnership        a California limited partnership
Falcon Video Communications, L.P.                         a California limited partnership
Helicon Group, L.P., The                                  a Delaware limited partnership
Helicon Partners I, L.P.                                  a Delaware limited partnership
Hometown TV, Inc.                                         a New York corporation
Hornell Television Services, Inc.                         a New York corporation
HPI Acquisition Co., L.L.C.                               a Delaware limited liability company
Interlink Communications Partners, LLC                    a Delaware limited liability company
Long Beach, LLC                                           a Delaware limited liability company
Marcus Cable Associates, L.L.C.                           a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.                           a Delaware limited liability company
Marcus Cable, Inc.                                        a Delaware limited liability company
Midwest Cable Communications, Inc.                        a Minnesota corporation
Peachtree Cable TV, L.P.                                  a Georgia limited partnership
Peachtree Cable T.V., LLC                                 a Delaware limited liability company
Plattsburgh Cablevision, Inc.                             a Delaware corporation
Renaissance Media (Louisiana) LLC                         a Delaware limited liability company
Renaissance Media (Tennessee) LLC                         a Delaware limited liability company
Renaissance Media Capital Corporation                     a Delaware limited liability company

ENTITY NAME                                                      JURISDICTION AND TYPE
-----------                                                      ---------------------
Renaissance Media Group LLC                               a Delaware limited liability company
Renaissance Media LLC                                     a Delaware limited liability company
Rifkin Acquisition Capital Corporation                    a Colorado corporation
Rifkin Acquisition Partners, LLC                          a Delaware limited liability company
Robin Media Group, Inc.                                   a Nevada corporation
Scottsboro TV Cable, Inc.                                 an Alabama corporation
Tennessee, LLC                                            a Delaware limited liability company
Tioga Cable Company, Inc.                                 a Pennsylvania corporation
TWC W. Ohio -- Charter Cable Advertising, LLC             a Delaware limited liability company
Vista Broadband Communications, LLC                       a Delaware limited liability company
Wilcat Transmission Co., Inc.                             a Delaware corporation